                             LETTER OF TRANSMITTAL

                                 FOR TENDERS OF

                   $130,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                     10 1/8% SERIES A SENIOR NOTES DUE 2007

                        PERKINS FAMILY RESTAURANTS, L.P.
                             PERKINS FINANCE CORP.

                           PURSUANT TO THE PROSPECTUS
                             DATED          , 1998

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 1998 (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERED OLD
   SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE
   OF THE EXCHANGE OFFER.
--------------------------------------------------------------------------------

        DELIVER TO: State Street Bank and Trust Company, EXCHANGE AGENT:

 BY REGISTERED OR CERTIFIED        BY OVERNIGHT COURIER OR                   HAND:
           MAIL:

     State Street Bank                State Street Bank                *State Street Bank
     and Trust Company                and Trust Company                and Trust Company
        P.O. Box 778             Two International Place  or      61 Broadway, Concourse Level
   Boston, MA 02102-0078               Boston, MA 02110              Corporate Trust Window
     Attn: Kelly Mullen               Attn: Kelly Mullen            New York, New York 10006
                                                                  *ONLY DURING BUSINESS HOURS

                                  BY FACSIMILE FOR ELIGIBLE
                                        INSTITUTIONS:
                                        (617) 664-5395
                                    FOR CONFIRMATION CALL:
                                        (617) 664-5587

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
        OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received the Prospectus,
dated          , 1998 (the "Prospectus"), of Perkins Family Restaurants, L.P., a
Delaware limited partnership (the "Company") and Perkins Finance Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Finance Corp. and, together with the Company, the "Issuers"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $130 million aggregate principal amount of 10 1/8% Series B Senior Notes due 2007 (the "New Notes") of the Company for a like principal amount of the Company's issued and outstanding 10 1/8% Series A Senior Notes due 2007 (the "Old Notes" and together with the New Notes, the "Notes"), with the holders (each holder of Old Notes, a "Holder") thereof.

    For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will accrue interest from the most recent date to which interest has accrued on the Old Notes. Old Notes accepted for exchange will cease to accrete interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

    This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"); (ii) by Holders who are ATOP members but choose not to use ATOP; or
(iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

    Notwithstanding anything to the contrary in the registration rights agreement dated December 22, 1997 among the Issuers and the original purchasers of Old Notes (the "Registration Rights Agreements"), the Issuers will accept for exchange any and all Old Notes validly tendered on or prior to 5:00 p.m., New
York City time, on          , 1998 (unless the Exchange Offer is extended by the
Issuers) (the "Expiration Date"). Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE EXCHANGE AGENT AND NOT TO THE ISSUERS.

    The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer--Conditions to the Exchange Offer."

    The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

    The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to the Issuers the principal amount of Old Notes indicated below under "Description of Old Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 face amount of Old Notes designated herein held by the undersigned and tendered hereby for $1,000 face amount of the New Notes. New Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Old Notes pursuant to the Exchange Offer.

    Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to all such Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Old Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Notes tendered hereby to the Issuers (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Issuers.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

    The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Notes tendered hereby. The certificate number(s) and the principal amount of Old Notes to which this Letter of Transmittal relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Notes."

    The undersigned agrees that acceptance of any tendered Old Notes by the Issuers and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuers of its obligations under the Registration Rights Agreements and that, upon the issuance of the New Notes the Issuers will have no further obligations or liabilities to the undersigned thereunder.

    The undersigned understands that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Securities" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Company that the New Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Notes. The Issuers' acceptance for exchange of Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE NEW NOTES.

    The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser who acquired the Old Notes directly from the Issuers solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker-dealer who acquired the Old Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Issuers or is engaged in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange of Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

    The undersigned understands that the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Notes." In the event that the Special Delivery Instructions are completed, please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Notes," and send such New Notes and/or Old Notes to the address(es) so indicated. Any transfer of Old Notes to a different holder must be completed, according to the provisions on transfer of Old Notes contained in the Indenture.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") UNLESS (i) the Old Notes tendered hereby are tendered by the Holder(s) of the Old Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Old Notes are tendered for the account of an Eligible Institution.

    2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." To validly tender Old Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreements, the term
"Expiration Date" means 5:00 p.m., New York City time, on          , 1998 (or
such later date to which the Company may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers expressly reserve the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE ISSUERS OR TO DTC.

    If a Holder of the Old Notes desires to tender such Old Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes and the principal amount Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" as set forth in the Prospectus.

    Only a Holder of Old Notes may tender Old Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Old Notes means any person in whose name Old Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be so submitted.

    Any beneficial Holder whose Old Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Notes should be sent to the Company.

    No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Notes for exchange.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

    4. WITHDRAWAL OF TENDER. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

    To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date: (ii) specify the name of the person having tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Company that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Notes. If Old Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; PROVIDED, HOWEVER, that withdrawn Old Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuers, whose determinations will be final and binding on all parties. Neither the Issuers, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

    5. PARTIAL TENDERS; PRO RATA EFFECT. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Old Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    6.  SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Notes without alteration, enlargement or any change whatsoever.

    If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

    When this Letter of Transmittal is signed by the Holder(s) of Old Notes listed and tendered hereby, no endorsements or separate bond powers are required.

    If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

    7. SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued in consideration of Old Notes accepted for exchange, or Old Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

    8. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Notes tendered hereby. See "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus.

    9. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Notes or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

    10. IRREGULARITIES. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Issuers, in their sole discretion, whose determination shall be final and binding. The Issuers reserve the absolute right to reject any or all tenders of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Notes. The Issuers' interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Issuers shall determine. Neither the Issuers nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

    11. INTEREST ON EXCHANGED OLD NOTES. Holders whose Old Notes are accepted for exchange will not receive accrued interest or dividends thereon on the date of exchange. Instead, interest accreting from December 22, 1997 through the Expiration Date will be recognized on the New Notes on June 15, 1998, in accordance with the terms of the New Notes. See "The Exchange Offer--Acceptance of Old Notes for Exchange; Delivery of New Notes" and "Description of Notes" as set forth in the Prospectus.

    12. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Holders whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)

    To be completed ONLY if the New Notes issued in consideration of Old Notes exchanged, or certificates for Old Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.

Mail to:

Name
                                 (Please Print)

Address
                                                                      (Zip Code)

                                                 DESCRIPTION OF OLD NOTES
                                             (SEE INSTRUCTIONS 2, 3, 5 AND 7)
         NAME(S) AND ADDRESS(ES)
         OF REGISTERED HOLDER(S)                                            CERTIFICATE(S)
        (PLEASE FILL IN, IN BLANK)                           (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
                                                                          AGGREGATE PRINCIPAL      PRINCIPAL AMOUNT OF OLD
                                                                          AMOUNT OF OLD NOTES        NOTES TENDERED (2)
                                                                             EVIDENCED BY             (MUST BE INTEGRAL
                                            CERTIFICATE NUMBER(S) (1)       CERTIFICATE(S)          MULTIPLES OF $1,000)

                                            TOTAL
1. NEED NOT BE COMPLETED IF OLD NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER.
2. UNLESS OTHERWISE INDICATED, THE ENTIRE PRINCIPAL AMOUNT OF LIQUIDATION PREFERENCE OF OLD NOTES EVIDENCED BY ANY
   CERTIFICATE WILL BE DEEMED TO HAVE BEEN TENDERED.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution ________________________________________________
  DTC Account Number ___________________________________________________________
  Transaction Code Number ______________________________________________________

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
  Name(s) of Registered Holder(s) ______________________________________________
  Window Ticket Number (if any) ________________________________________________
  Date of Execution of Notice of Guaranteed Delivery ___________________________ Name of Institution which Guaranteed Delivery ________________________________

  If Guaranteed Delivery is to be made by Book-Entry Transfer:
  Name of Tendering Institution ________________________________________________
  DTC Account Number ___________________________________________________________
  Transaction Code Number ______________________________________________________

/ / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
    ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

/ / CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN
    ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name ___________________________________________________________________________
Address ________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                                PLEASE SIGN HERE
                       WHETHER OR NOT OLD NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY
X ______________________________________________________________________________
X ______________________________________________________________________________

            Signature(s) of Owner(s) of Authorized Signatory     Dated
Area Code and Telephone Number: ________________________________________________

    This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Issuers or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.
Name(s) ________________________________________________________________________

                                 (Please Print)
________________________________________________________________________________
Capacity (full title) __________________________________________________________
Address ________________________________________________________________________

                               (Include Zip Code)
Tax Identification or Social Security Number(s) ________________________________

                           GUARANTEE OF SIGNATURE(S)

              (See Instructions 1 and 6 to determine if required)
Authorized Signature ___________________________________________________________
Name ___________________________________________________________________________
Name of Firm ___________________________________________________________________
Title __________________________________________________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:        GIVE THE SOCIAL SECURITY
                                 NUMBER OF --

---------------------------------------------------------

---------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:        GIVE THE EMPLOYEE
                                 IDENTIFICATION NUMBER OF
                                 --
---------------------------------------------------------

       1.  Individual                The individual

       2.  Two or more individuals   The actual owner of the
           (joint account)           account or, if combined funds,
                                     the first individual on the
                                     account. (4)

       3.  Custodian account of a    The minor (6)
           minor (Uniform Gift to
           Minors Act)

       4.  a. The usual revocable    The grantor-trustee
              savings trust
              (grantor is also
              trustee)

           b. So-called trust        The actual owner
           account that is not a
              legal or valid trust
              under State law

       5.  Sole proprietorship       The owner (1)

       6.  Sole proprietorship       The owner (3)

       7.  A valid trust, estate,    Legal entity (5)
           or pension trust

       8.  Corporate                 The corporation

       9.  Association, club,        The organization
           religious, charitable,
           educational or other
           tax-exempt organization

      10.  Partnership               The partnership

      11.  A broker or registered    The broker or nominee
           nominee

      12.  Account with the          The public entity
           Department of
           Agriculture in the name
           of a public entity (such
           as a State or local
           government, school
           district, or prison)
           that receives
           agricultural program
           payments

              GUIDELINES FOR CERTIFICATION OF TAXPAYER INFORMATION
                         NUMBER OF SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

    (1) A corporation.

    (2) An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under section 403(b)(7).

    (3) The United States or any agencies or instrumentality thereof.

    (4) A state, the District of Columbia, a possession of the United States or any subdivisions or instrumentalities thereof.

    (5) A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.

    (6) An international organization or any agency or instrumentality thereof.

    (7) A foreign central bank of issue.

    (8) A dealer in securities or commodities required to register in the United States or a possession of the U.S.

    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

   (10) A real estate investment trust.

   (11) An entity registered at all times under the Investment Company Act of 1940.

   (12) A common trust fund operated by a bank under section 584(a).

   (13) A financial institution.

   (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

   (15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Payments of dividends and patronage dividends generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

Interest payments that are generally exempt from back-up withholding include:

    - Payments of interest on obligations issued by individuals.

      NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, royalties, and patronage dividends that are not subject to information reporting are also not subject to backup withholding.

For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.